EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(i)	The registration statement on Form S-8 (File no. 333-14145) of Toreador Resources Corporation, files with the Securities and Exchange Commission on October 15, 1996,

(ii)	The registration statement on Form S-8 (File no. 333-39309) of Toreador Resources Corporation, files with the Securities and Exchange Commission on November 3, 1997,

(iii)	The registration statement on Form S-8 (File no. 333-88475) of Toreador Resources Corporation, files with the Securities and Exchange Commission on October 5, 1999,

(iv)	The registration statement on Form S-8 (File no. 333-53632) of Toreador Resources Corporation, files with the Securities and Exchange Commission on January 12, 2001,

(v)	The registration statement on Form S-8 (File no. 333-99959) of Toreador Resources Corporation, files with the Securities and Exchange Commission on September 20, 2002,

(vi)	The registration statement on Form S-8 (File no. 333-125050) of Toreador Resources Corporation, files with the Securities and Exchange Commission on May 19, 2005,

(vii)	The registration statement on Form S-8 (File no. 333-134144) of Toreador Resources Corporation, files with the Securities and Exchange Commission on May 15, 2006,

(viii)	The registration statement on Form S-8 (File no. 333-150930) of Toreador Resources Corporation, files with the Securities and Exchange Commission on May 15, 2008,

(ix)	The registration statement on Form S-8 (File no. 333-168046) of Toreador Resources Corporation, files with the Securities and Exchange Commission on July 9, 2010,

(x)	The registration statement on Form S-3 (File no. 333-52522) of Toreador Resources Corporation, files with the Securities and Exchange Commission on December 22, 2000,

(xi)	The registration statement on Form S-3 (File no. 333-65720) of Toreador Resources Corporation, files with the Securities and Exchange Commission on July 24, 2001,

(xii)	The registration statement on Form S-3 (File no. 333-118376) of Toreador Resources Corporation, files with the Securities and Exchange Commission on August 20, 2004,

(xiii)	The registration statement on Form S-3 (File no. 333-118377) of Toreador Resources Corporation, files with the Securities and Exchange Commission on August 20, 2004,

(xiv)
The registration statement on Form S-3, S-3/A and S-3/A (File no. 333-121828) of Toreador Resources Corporation, files with the Securities and Exchange Commission on January 4, 2005, February 2, 2005 and February8, 2005,

(xv)
The registration statement on Form S-3 and S-3/A(File no. 333-129628) of Toreador Resources Corporation, files with the Securities and Exchange Commission on November 10, 2005 and November 28, 2005 respectively, and

(xvi)
The registration statement on Form S-3 and S-3/A (File no. 333-163067) of Toreador Resources Corporation, files with the Securities and Exchange Commission on November 12, 2009 and December 16, 2009 respectively;

of our reports dated March 16, 2011, with respect to the consolidated financial statements of Toreador Resources Corporation and the effectiveness of internal control over financial reporting of Toreador Resources Corporation included in this Annual Report (Form 10-K) of Toreador Resources Corporation for the year ended December 31, 2010.

Paris-La Défense,

March 16, 2011

Ernst & Young Audit

/s/ PHILIPPE DIU